UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – October 25, 2005

US Oncology Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE		20-0873619
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On October 25, 2005, US Oncology, Inc., a wholly owned subsidiary of US Oncology Holdings, Inc. issued a press release announcing its anticipated financial results for the third quarter of 2005. A copy of the release is filed as an Exhibit to this Form 8-K. The anticipated results reflected in the announcement are for US Oncology, Inc., a wholly owned subsidiary of US Oncology Holdings, Inc., through which all of its operations are conducted. Anticipated results of US Oncology, Inc. do not include certain items related to the capitalization and indebtedness of US Oncology Holdings, Inc.

The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release of US Oncology, Inc. dated October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2005

US ONCOLOGY HOLDINGS, INC.

By:	/s/ Phillip H. Watts
Name: Title:	Phillip H. Watts Vice President - General Counsel